UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
______________________
FORM 8-K
______________________

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 1, 2017
______________________
PINNACLE ENTERTAINMENT, INC.
(Exact name of registrant as specified in its charter)
______________________

Delaware	001-37666	47-4668380
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3980 Howard Hughes Parkway, Las Vegas, Nevada	89169
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (702) 541-7777
N/A
(Former name or former address, if changed since last report)
 ______________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07 Submission of Matters to a Vote of Security Holders.

(a)On May 1, 2017, Pinnacle Entertainment, Inc. (the “Company”) held its Annual Meeting of Stockholders (the “Annual Meeting”).

(b)At the Annual Meeting, the stockholders of the Company (i) elected eight directors to serve for the coming year on the Company’s Board of Directors; (ii) approved, on an advisory basis, the compensation of the Company’s named executive officers; (iii) approved an advisory resolution in favor of holding an annual vote on the compensation of the Company’s named executive officers; (iv) ratified the appointment of Ernst & Young LLP as the Company’s independent auditors for the 2017 fiscal year; and (v) approved the “performance-based” compensation provisions of the 2016 Equity and Performance Incentive Plan to comply with the requirements of Section 162(m) of the Internal Revenue Code of 1986, as amended.
The following are the final voting results as to the five proposals submitted at the Annual Meeting:

Proposal One: Election of eight directors to serve for the coming year on the Company’s Board of Directors. The final vote tabulation for each of the individual directors was as follows:

Nominee	For	Against	Abstain	Broker Non-Votes
Charles L. Atwood	47,489,593	889,273	9,830	4,326,138
Stephen C. Comer	48,014,349	333,567	40,780	4,326,138
Ron Huberman	48,333,200	8,661	46,835	4,326,138
James L. Martineau	46,850,766	1,496,448	41,482	4,326,138
Desirée Rogers	47,571,592	774,441	42,663	4,326,138
Carlos A. Ruisanchez	47,725,264	653,121	10,311	4,326,138
Anthony M. Sanfilippo	48,367,621	10,925	10,150	4,326,138
Jaynie M. Studenmund	48,119,555	228,819	40,322	4,326,138

Proposal Two: Approval, on an advisory basis, of the compensation of the Company’s named executive officers. The final vote tabulation was as follows:

For	Against	Abstain	Broker Non-Votes
47,243,551	1,129,963	15,182	4,326,138

Proposal Three: Advisory vote on the frequency of future advisory votes on the compensation of the Company’s named executive officers. The final vote tabulation was as follows:

1 Year	2 Years	3 Years	Abstain	Broker Non-Votes
43,858,684	31,554	4,480,465	17,993	4,326,138

Based on these voting results, the Company has determined to hold its advisory vote on the compensation of named executive officers annually until the next required vote on the frequency of stockholder votes on the compensation of the Company’s named executives officers.

Proposal Four: Ratification of the appointment of Ernst & Young LLP as the Company’s independent auditors for the 2017 fiscal year. The final vote tabulation was as follows:

For	Against	Abstain	Broker Non-Votes
52,339,933	335,533	39,368	–

Proposal Five: Approval of the “performance-based” compensation provisions of the 2016 Equity and Performance Incentive Plan to comply with the requirements of Section 162(m) of the Internal Revenue Code of 1986, as amended. The final vote tabulation was as follows:

For	Against	Abstain	Broker Non-Votes
38,136,760	10,233,290	18,646	4,326,138

Item 8.01 Other Events.

On May 2, 2017, the Company issued a press release announcing that the Board of Directors had elected Anthony M. Sanfilippo as Chairman of the Board and appointed Charles L. Atwood as Lead Independent Director. A copy of the press release is filed as Exhibit 99.1 to this Form 8-K and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Description
Exhibit 99.1	Press Release dated May 2, 2017, issued by Pinnacle Entertainment, Inc.

SIGNATURES
Pursuant to the requirements of Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PINNACLE ENTERTAINMENT, INC. (Registrant)
Date:	May 5, 2017	By:	/s/ Elliot D. Hoops
Elliot D. Hoops
Vice President and Legal Counsel

INDEX TO EXHIBITS

Exhibit No.	Description
Exhibit 99.1	Press Release dated May 2, 2017, issued by Pinnacle Entertainment, Inc.